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                                                                   EXHIBIT 10.35

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     This SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 25th, 2000, is made and entered into by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company"), and the undersigned bank (the "Bank").

                                   WITNESSETH

     WHEREAS, the Company and the Bank have entered into that certain Credit Agreement dated as of October 1, 1998 with an initial term of 364 days, as amended by the First Amendment to Credit Agreement dated as of September 28th, 1999 between the Company and the Bank for a subsequent 364-day term (the "Credit Agreement"); and

     WHEREAS, the Company and the Bank desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Bank agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. Section 2.04(c) (Facility and Origination Fees) of the Credit Agreement is amended to read as follows:

        "(c) Up Front Fee. If the Bank consents to the Company's Extension Request delivered in summer 2000 pursuant to Section 3.01(h), then the Company agrees to pay the Bank a one-time fee, in Dollars, equal to .03% of the Commitment Limit, no later than October 15, 2000."

     2. AMENDMENTS TO CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

     3. DEFINED TERMS. Terms used but not defined herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     4. APPLICABLE LAWS. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, United States of America.

     5. COUNTERPARTS. This Amendment may be separately executed (including execution by delivery of a facsimile or telecopied signature) in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.
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     6. SEVERABILITY. If any term or provision of this Amendment shall be determined to be illegal or unenforceable, all other terms and provisions of those documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     7. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

     8. FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed as of the day and year first above written.

     COMPANY:

     BAKER HUGHES INCORPORATED

     By: /s/ H. GENE SHIELS
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             H. Gene Shiels
             Assistant Treasurer


     BANK:

     By: /s/ MONA M. FOCH
        --------------------------------
     Name:   Mona M. Foch
     Title:  Managing Director